SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
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	Filed by the Registrant	/ X /
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	Filed by a party other than the Registrant	/ /
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Check the appropriate box:
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/ /	Preliminary Proxy Statement
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/ /	Confidential, for Use of the Commission Only (as
----	permitted by Rule 14a-6(e)(2))

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/ /	Definitive Proxy Statement
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/ /	Definitive Additional Materials
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/ X /	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----	Sec. 240.14a-12

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

MEMORANDUM cont.

Payment of Filing Fee (Check the appropriate box):

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/ X /	No fee required
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/ /	Fee computed on table below per Exchange Act Rule 14a
----	6(i)(1) and 0-11

(1) Title of each class of securities to which
transaction applies:

(2) Aggregate number of securities to which transaction
applies:

(3) Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is
calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

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/ /	Fee paid previously with preliminary materials.
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/ /	Check box if any part of the fee is offset as provided
----	by Exchange Act Rule 0-11(a)(2) and identify the filing
for which the offsetting fee was paid previously.
Identify the previous filing by registration statement
number, or the Form or Schedule and the date of its
filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Fund
Putnam High Income Securities Fund

Proposals

1a	Fixing the number of Trustees at 15.	○	For	○	Against	○	Abstain

1b.01	To elect Liaquat Ahamed as Trustee	○	For	○	Withhold

1b.02	To elect Ravi Akhoury as Trustee	○	For	○	Withhold

1b.03	To elect Jameson A. Baxter as Trustee	○	For	○	Withhold

1b.04	To elect Barbara M. Baumann as Trustee	○	For	○	Withhold

1b.05	To elect Charles B. Curtis as Trustee	○	For	○	Withhold

1b.06	To elect Robert J. Darretta as Trustee	○	For	○	Withhold

1b.07	To elect Katinka Domotorffy as Trustee	○	For	○	Withhold

1b.08	To elect John A. Hill as Trustee	○	For	○	Withhold

1b.09	To elect Paul L. Joskow as Trustee	○	For	○	Withhold

1b.10	To elect Elizabeth T. Kennan as Trustee	○	For	○	Withhold

1b.11	To elect Kenneth R. Leibler as Trustee	○	For	○	Withhold

1b.12	To elect Robert E. Patterson as Trustee	○	For	○	Withhold

1b.13	To elect George Putnam, III as Trustee	○	For	○	Withhold

1b.14	To elect Robert L. Reynolds as Trustee	○	For	○	Withhold

1b.15	To elect W. Thomas Stephens as Trustee	○	For	○	Withhold

If you have questions regarding the voting process,
please call 877-456-7881

© 2012 - Computershare. All Rights Reserved.

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Fund
Putnam Master Intermediate Income Trust

Proposals

1a	Fixing the number of Trustees at 15.	○	For	○	Against	○	Abstain

1b.01	To elect Liaquat Ahamed as Trustee	○	For	○	Withhold

1b.02	To elect Ravi Akhoury as Trustee	○	For	○	Withhold

1b.03	To elect Jameson A. Baxter as Trustee	○	For	○	Withhold

1b.04	To elect Barbara M. Baumann as Trustee	○	For	○	Withhold

1b.05	To elect Charles B. Curtis as Trustee	○	For	○	Withhold

1b.06	To elect Robert J. Darretta as Trustee	○	For	○	Withhold

1b.07	To elect Katinka Domotorffy as Trustee	○	For	○	Withhold

1b.08	To elect John A. Hill as Trustee	○	For	○	Withhold

1b.09	To elect Paul L. Joskow as Trustee	○	For	○	Withhold

1b.10	To elect Elizabeth T. Kennan as Trustee	○	For	○	Withhold

1b.11	To elect Kenneth R. Leibler as Trustee	○	For	○	Withhold

1b.12	To elect Robert E. Patterson as Trustee	○	For	○	Withhold

1b.13	To elect George Putnam, III as Trustee	○	For	○	Withhold

1b.14	To elect Robert L. Reynolds as Trustee	○	For	○	Withhold

1b.15	To elect W. Thomas Stephens as Trustee	○	For	○	Withhold

If you have questions regarding the voting process,
please call 877-456-7881

© 2012 - Computershare. All Rights Reserved.

Home • Contact Us • Security • Privacy Policy • Help

Fund
Putnam Premier Income Trust

Proposals

1a	Fixing the number of Trustees at 15.	○	For	○	Against	○	Abstain

1b.01	To elect Liaquat Ahamed as Trustee	○	For	○	Withhold

1b.02	To elect Ravi Akhoury as Trustee	○	For	○	Withhold

1b.03	To elect Jameson A. Baxter as Trustee	○	For	○	Withhold

1b.04	To elect Barbara M. Baumann as Trustee	○	For	○	Withhold

1b.05	To elect Charles B. Curtis as Trustee	○	For	○	Withhold

1b.06	To elect Robert J. Darretta as Trustee	○	For	○	Withhold

1b.07	To elect Katinka Domotorffy as Trustee	○	For	○	Withhold

1b.08	To elect John A. Hill as Trustee	○	For	○	Withhold

1b.09	To elect Paul L. Joskow as Trustee	○	For	○	Withhold

1b.10	To elect Elizabeth T. Kennan as Trustee	○	For	○	Withhold

1b.11	To elect Kenneth R. Leibler as Trustee	○	For	○	Withhold

1b.12	To elect Robert E. Patterson as Trustee	○	For	○	Withhold

1b.13	To elect George Putnam, III as Trustee	○	For	○	Withhold

1b.14	To elect Robert L. Reynolds as Trustee	○	For	○	Withhold

1b.15	To elect W. Thomas Stephens as Trustee	○	For	○	Withhold

If you have questions regarding the voting process,
please call 877-456-7881

© 2012 - Computershare. All Rights Reserved.

Home • Contact Us • Security • Privacy Policy • Help